UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 1, 2003 (June 27, 2003)

MINDSPEED TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31650 (Commission File Number)	01-0616769 (I.R.S. Employer Identification No.)

4000 MacArthur Boulevard
Newport Beach, California 92660-3095
(Address of principal executive offices) (Zip code)

(949) 579-3000
(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 2.3
EXHIBIT 2.4
EXHIBIT 2.5
EXHIBIT 4.1

Item 5. Other Events.

     On June 27, 2003, Conexant Systems, Inc. (“Conexant”), then the sole shareholder of Mindspeed Technologies, Inc. (“Registrant”), distributed (the “Distribution”) all outstanding shares of common stock, par value $.01 per share, of Registrant, including the associated preferred share purchase rights (collectively, “Mindspeed Common Stock”), to the holders of common stock, par value $.01 per share, of Conexant (“Conexant Common Stock”). Registrant thereafter began operations as an independent, separately traded, publicly held company.

     The Distribution was made without the payment of any consideration or the exchange of any shares by Conexant shareholders. In the Distribution, Conexant shareholders received one share of Mindspeed Common Stock for every three shares of Conexant Common Stock held of record as of the close of business on June 20, 2003. Ownership of Mindspeed Common Stock was registered in book-entry form and each Conexant shareholder will receive a stock distribution statement indicating the number of shares of Mindspeed Common Stock that has been credited to the shareholder.

     In connection with the Distribution, on June 27, 2003 Registrant and Conexant entered into a Distribution Agreement, an Employee Matters Agreement, a Tax Allocation Agreement and a Sublease, which are filed herewith as Exhibits 2.1, 2.2, 2.3 and 2.4, respectively. Prior to the Distribution, Conexant contributed to Registrant cash in an amount such that at the time of the Distribution Registrant’s cash balance was $100 million and Registrant issued a warrant to Conexant to purchase 30 million shares of Mindspeed Common Stock. In addition, Registrant, the subsidiaries of Registrant from time to time parties thereto and Conexant entered into a Credit Agreement, which is filed herewith as Exhibit 2.5, pursuant to which Registrant may borrow up to $50 million for working capital and general corporate purposes.

     In connection with the Distribution, Mindspeed Common Stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended. “When-issued” trading in Mindspeed Common Stock began on the American Stock Exchange on June 23, 2003 under the trading symbol “MND.WI”. Mindspeed Common Stock began trading “regular way” on the American Stock Exchange on June 30, 2003 under the trading symbol “MND”.

     The Distribution is more fully described in Registrant’s Information Statement dated June 6, 2003 (the “Information Statement”), which constitutes part of Registrant’s Registration Statement on Form 10, as amended (File No. 1-31650). The Information Statement, which was mailed to Conexant shareholders, also contains financial statements and other information regarding Registrant and its business.

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

2.1	Distribution Agreement dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2.2	Employee Matters Agreement dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2.3	Tax Allocation Agreement dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2.4	Sublease dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2.5	Credit Agreement dated as of June 27, 2003 by and among Mindspeed Technologies, Inc., the subsidiaries of Mindspeed Technologies, Inc. from time to time parties thereto and Conexant Systems, Inc.

3.1	Restated Certificate of Incorporation of Registrant, filed as Exhibit 4.1 to Registrant’s Registration Statement on Form S-3 (Registration Statement No. 333-106146) (the “2003 Stock Option Plan S-3”), is incorporated herein by reference.

3.2	Bylaws of Registrant, filed as Exhibit 4.2 to the 2003 Stock Option Plan S-3, are incorporated herein by reference.

4.1	Rights Agreement dated as of June 26, 2003 by and between Mindspeed Technologies, Inc. and Mellon Investor Services LLC, as Rights Agent.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC. (Registrant)

	By:	/s/ Simon Biddiscombe

Date: July 1, 2003		Simon Biddiscombe Senior Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit		Sequentially
Number	Description	Numbered Page

2.1	Distribution Agreement dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2.2	Employee Matters Agreement dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2.3	Tax Allocation Agreement dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2.4	Sublease dated as of June 27, 2003 by and between Conexant Systems, Inc. and Mindspeed Technologies, Inc.

2.5	Credit Agreement dated as of June 27, 2003 by and among Mindspeed Technologies, Inc., the subsidiaries of Mindspeed Technologies, Inc. from time to time parties thereto and Conexant Systems, Inc.

3.1	Restated Certificate of Incorporation of Registrant, filed as Exhibit 4.1 to Registrant’s Registration Statement on Form S-3 (Registration Statement No. 333-106146) (the “2003 Stock Option Plan S-3”), is incorporated herein by reference.

3.2	Bylaws of Registrant, filed as Exhibit 4.2 to the 2003 Stock Option Plan S-3, are incorporated herein by reference.

4.1	Rights Agreement dated as of June 26, 2003 by and between Mindspeed Technologies, Inc. and Mellon Investor Services LLC, as Rights Agent.

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